Stifel Financial Corp. June 8, 2015 Acquisition of Barclays’ Wealth and Investment Management, Americas (“Barclays Wealth Americas”) Exhibit 99.2

DISCLAIMER
Forward-Looking
Statements
www.sec.gov,
including
the
sections
entitled
“Risk
Factors”
in
Stifel’s
Form
10-K
for
the
fiscal
year
ended
December
31,
2014.
Readers
are
strongly
urged to read the full cautionary statements contained in those materials. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.
Statements in this presentation that relate to the future plans, events, expectations, performance, objectives, and the like of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its other subsidiaries (collectively, “Stifel” or the “Company”) and Barclays Wealth and
Investment Management, Americas (“Barclays”), may constitute “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
Future events, risks, and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements.
The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the transaction in a timely manner; (2) the inability to complete the transaction due to the failure to adopt the transaction agreement and approval of the transaction or the failure to satisfy other conditions to completion of the transaction, including required regulatory and other approvals; (3) the failure of the transaction to close for any other reason; (4) the possibility that the integration of Barclays business and operations with those of Stifel may be more difficult and/or take longer than anticipated, may be more costly than anticipated, and may have unanticipated adverse results relating to Barclays or Stifel’s existing businesses; (5) the challenges of integrating and retaining key employees;
(6) the effect of the announcement of the transaction on Stifel’s, Barclays, or the combined company’s respective business relationships, operating results, and business generally; (7) the possibility that the anticipated synergies and cost savings of the transaction will not be realized, or will not be realized within the expected time period; (8) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (9) the challenges of maintaining and increasing revenues on a combined company basis following the close of the transaction; (10) diversion of management’s attention from ongoing business operations and opportunities; (11) general competitive, economic, political, and market conditions and fluctuations; (12) actions taken or conditions imposed by the United States and foreign governments;
(13) adverse outcomes of pending or threatened litigation or government investigations; (14) the impact of competition in the industries and in the specific markets in which Stifel and Barclays, respectively, operate; and (15) other factors that may affect future results of the combined company described in Stifel’s filings with the U.S. Securities and Exchange Commission (“SEC”) that are available on the SEC’s web site located at

A Powerful Combination of Breadth and Depth
Barclays Wealth Americas brings a highly focused organization with deep, high conviction, investment capabilities
Stifel brings significant breadth of product and service
capabilities that are complementary to Barclays Wealth Americas
This combination of depth and breadth, joined with a culture of meritocracy and entrepreneurial, client first thinking =
Premier Wealth Management Franchise
Unique
transaction
structure
whereby
Stifel’s
investment
will match the business and professionals who join the firm
WHY THIS COMBINATION MAKES SENSE

Fee-Based
29%
Transactional &
Syndicate
50%
Credit
6%
Banking /
Sweep
15%

STIFEL

•
Created following Barclays’ acquisition of the
Private Investment Management division of
Lehman Brothers in 2008
•
Full suite of capabilities including investment
advisory and managed money, capital markets
(equity, fixed income, credit), custom credit and
Reg T (margin) lending and trust services
•
12-office footprint covers major wealth centers in
the U.S.
•
Selected statistics:
•
~180 IRs
•
~$56B of client assets
•
Average IR tenure is ~9 years
•
$1.4 billion of on-balance sheet assets and
approximately $1.5 billion of client loans
held through Barclays’ clearing firm
Key Facts
•
New York
•
Chicago
•
Boston
•
San Francisco
•
Washington D.C.
•
Los Angeles
•
Houston
•
Dallas
•
Atlanta
•
Palm Beach
•
Miami
•
Philadelphia
OVERVIEW OF BARCLAYS WEALTH AMERICAS
2014 Revenue Contribution
Office Locations

•
Atlanta
•
Chicago
•
Houston
•
Miami
•
Palm Beach
•
San Francisco
•
Boston
•
Dallas
•
Los Angeles
•
New York
•
Philadelphia
•
Washington, D.C.
•
Stifel has 330 Private Client Group Offices in 45 states
FURTHER EXPANSION INTO MAJOR MARKETS

Stifel -
Breadth
Stifel -
Breadth
12-office footprint covers all major wealth
centers in the U.S.
Full suite of high-conviction investment
capabilities including:
Investment advisory and managed
money
Alternative Investment Capabilities
Capital Markets
Custom Credit and Reg T (margin)
National Delaware Trust services
charter
Barclays -
Depth
Barclays -
Depth
National presence in 330 offices
Broad Investment Advisory Platform offers new
investment managers and strategies to Barclays IRs
Stifel has extensive Asset Management capabilities
including 19/19 Investment Counsel, Ziegler
Capital, Thomas Weisel Partners, EquityCompass,
and Washington Crossing Advisors
New Trading and Performance Reporting
Technologies
Broad Stifel and KBW Research Platforms
Broad Stifel/KBW Investment Banking Capabilities
Nationally recognized municipal finance franchise
COMBINING BREADTH AND DEPTH
This combination of depth and breadth, joined with a culture of meritocracy and entrepreneurial, client first thinking
=
Premier Wealth Management Franchise

SIMILAR HIGH NET WORTH PLATFORMS
COMPARING
BARCLAYS WEALTH AMERICAS TO STIFEL’S TOP 198 ADVISORS
Barclays
Stifel
Revenues
($s million)
Advisory, Fee Based, and Credit
(1), (2)
147.7
210.0
Transactional & Capital Markets
184.3
117.4
Total Advisory, Credit, & Brokerage
332.0
327.4
Assets
($s billion)
Fee Based AUM
(3)
22.7
25.6
Brokerage AUM
35.2
27.6
Total AUM
57.9
53.3
Average Return on Assets
0.57%
0.61%
Notes:
(1) Barclays
data
is
trailing
twelve
months
as
of
April
30,
2015
and
Stifel’s
data
is
current
trailing
twelve
months.
(2) Barclays
info
is
prepared
on
a
pro
forma
basis
based
on
Stifel’s
view
of
the
business.
(3) Stifel information is based upon the Company’s view of the assets and production of its top 198 advisors.

TRANSACTION HIGHLIGHTS
Transaction
Distribution
Agreement
Financial Impact
Required
Approvals
Target Closing
•
Acquisition by Stifel of certain assets related to Barclays Wealth Americas
•
Stifel
will hire up to 180 financial advisors currently managing approximately $56 billion in client assets
•
Barclays has on-balance sheet assets of approximately $1.4 billion, and approximately $1.5 billion of client loans held through Barclays’ clearing firm
•
Transaction structure is highly variable and scaled based upon the number of advisors that ultimately join
Stifel
•
Stifel will be the U.S. private wealth distribution partner for certain of Barclays’ equities and credit new issue securities in the U.S.
•
Immediately accretive to Stifel
•
Revenue contribution expected be approximately $200 million to $325 million
•
Anticipated pre-tax margins of 20% -
25%, after amortization of retention
•
Excludes positive balance sheet leverage to a potential rise in interest rates
•
Stifel expects to issue between 1.0 million and 2.0 million shares
•
Subject to regulatory approvals and customary conditions
•
Mid-November of 2015

IMPACT
OF A RISING RATE ENVIRONMENT
~$42mm
~$61MM
Barclays -
~$6mm
~$6mm
Barclays -
~$1mm
~$13mm
Stifel -
~$5mm
Barclays -
~$5mm
Stifel Bank
Remainder of
Deposit Fees
Projected
Stifel
Stifel
Incremental
Pre-Tax Earnings
Projected increase in annual pre-tax earnings from a 100 bps rise in short-term rates
Fee Waivers
Net Interest Income
Barclays -
~$12mm
Stifel -
~$49mm
Stifel -
~$8mm
Stifel -
~$36mm
Assumptions:
(1) Based on an instantaneous change in short-term rates
(2) Ultimately, the amount earned by clients and kept by the firm will be based on market/competitive pricing, etc.

BARCLAYS

sterne agee

1919 INVESTMENT COUNSEL

56 UBS Branches

BW ButlerWick
investments·trust·insurance

RYAN BECK & CO.

Ziegler Lotsoff
CAPITAL MANAGEMENT, LLC

ACACIA

FIRSTSERVICE BANK
RELATIONSHIP BANKING

STIFEL

•
Private Client –
350 financial advisors and support
•
Revenue production has exceeded expectations
•
October 2009
•
Bank holding company
•
Grown assets from ~ $100M to $5.2B
•
April 2007
•
Private Client –
75 financial advisors
•
Public Finance
•
December 2008
•
Private Client –
400 financial advisors
•
Capital Markets
•
February 2007
•
Asset Management
•
Over $4 billion in assets
•
November 2013
•
Portfolio of 1-4 family residential mortgages
•
October 2013
•
Customized investment advisory and trust services
•
November 2014
Private Client
Asset Management
Bank
•
180 Financial advisors with ~$56 billion in client assets
•
Announced: June 2015
•
Customized investment advisory and trust services
•
Announced: March 2015
TRACK RECORD OF SUCCESSFUL INTEGRATION…